UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): March 23, 2006


                            CIRCUIT CITY STORES, INC.
             (Exact name of registrant as specified in its charter)

                                    Virginia
                 (State or other jurisdiction of incorporation)


          001-05767                                        54-0493875
          ---------                                        ----------
 (Commission File Number)                               (I.R.S. Employer
                                                       Identification Number)


                  9950 Mayland Drive, Richmond, Virginia 23233
               (Address of principal executive offices) (Zip Code)

                                 (804) 527-4000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.02.  Termination of a Material Definitive Agreement.

Brian E. Levy, President and Chief Executive Officer of InterTAN Canada, Ltd. advised Circuit City Stores, Inc. on March 23, 2006 of his desire to voluntarily resign and retire from the company effective immediately. The effective date of Mr. Levy's separation from employment will be May 7, 2006.

In accordance with the terms of Article 7.3 his Employment Agreement dated March 30, 2004, Mr. Levy will receive his regular base salary through May 7, 2006, but will not be entitled to receive severance or benefits following that date. Mr. Levy is entitled to receive payments for liabilities assumed by InterTAN Canada, Ltd and guaranteed by Circuit City under the InterTAN, Inc. Deferred Compensation Plan. This deferred compensation will be accelerated and paid in a one time payment of $2,483,316 no later than May 30, 2006.

Mr. Levy is eligible for an annual bonus for fiscal year 2006 at a target level of sixty-six percent (66%) of his base salary for fiscal year 2006. He will also be paid a pro-rata bonus of $67,873.23 USD for fiscal year 2007 covering the period up to his separation date of May 7, 2006.

Circuit City will accelerate vesting of nonqualified stock options covering 12,500 shares at an option exercise price of $10.67 per share which were awarded on May 12, 2004 and were originally scheduled to vest on May 12, 2006. These options, together with other vested stock options held by Mr. Levy as of his separation date, will be exercisable until August 8, 2006, as provided under the terms of the applicable stock option plans and related stock option agreements.


                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As discussed in Item 1.02, Brian E. Levy has resigned and is retiring from his position as President and Chief Executive Officer of InterTAN Canada, Ltd., effective immediately and his separation from employment will be effective May 7, 2006.

Michael E. Foss, Executive Vice President and Chief Financial Officer of Circuit City, will assume responsibility as interim Chief Executive Officer of InterTAN, in addition to his current responsibilities while a search is conducted for a successor.





                   ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

10.1 Employment  agreement with Brian E. Levy effective March 30, 2004, filed as
     Exhibit 10.1 to the company's Quarterly Report on Form 10-Q for the quarter ended May 31, 2004 (File No. 1-5767), is expressly incorporated herein by this reference.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      CIRCUIT CITY STORES, INC.



                      By:      /s/ Reginald D. Hedgebeth
                               ---------------------------------------------
                               Reginald D. Hedgebeth
                               Senior Vice President, General Counsel
                               and Secretary


Dated:   March 29, 2006



                                  EXHIBIT INDEX

Exhibit No.                Description of Exhibit

10.1 Employment agreement between the company and Brian E. Levy effective March 30, 2004, filed as Exhibit 10.1 to the company's Quarterly Report on Form 10-Q for the quarter ended May 31, 2004 (File No. 1-5767), is expressly incorporated herein by this reference.